Business Combinations (Tables)	12 Months Ended
Jun. 30, 2014
Amount of Revenue and Net Income Associated with Acquisitions included in Consolidated Operations

The amount of revenue and net income associated with the 2014 acquisitions included in the 2014 consolidated operations are as follows:

	A&E	All others	Total
Revenue	$11,731	$9,400	$21,131
Net income	3,309	398	3,707

Unaudited Pro Forma Financial Information Combines Consolidated Results of Operation

The following unaudited pro forma financial information combines the consolidated results from operations as if all of the 2014 acquisitions had occurred as of July 1, 2012. Pro forma adjustments include the bargain gain, the adjustment for amortization on acquired intangibles and the adjustment to record the tax impact on the pro forma financial results. The unaudited results are as follows:

	Pro Forma Basis for fiscal years Ended June 30, (unaudited)
	2014	2013
Revenue	$505,609	$452,246
Net income	1,688	4,762
Basic and diluted net income per common share	$0.02	$0.06

Atlantic Express Transportation Corporation
Purchase Price Allocation

The aggregate purchase price of these assets was approximately $17.2 million.

Current assets, less current liabilities	$294
Property and equipment	19,807
Intangible assets	1,736
Deferred taxes	(1,841)

Fair value of net assets acquired	$19,996

Williams Bus Lines Co
Purchase Price Allocation

The aggregate purchase price of this acquisition was $3.4 million.

Current assets, less current liabilities	$29
Property and equipment	1,343
Deferred Taxes	(525)

Subtotal	847
Goodwill	2,557

Total	$3,404

Scholastic Bus Co
Purchase Price Allocation

The aggregate purchase price of this acquisition was $2.4 million.

Current assets, less current liabilities	$298
Property and equipment	2,104
Deferred taxes	(772)

Subtotal	1,630
Goodwill	803

Total	$2,433